UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2008
JOHN B. SANFILIPPO & SON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19681 (Commission File Number)	36-2419677 (I.R.S. Employer Identification Number)
1703 North Randall Road, Elgin, Illinois 60123
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 289-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
On October 30, 2008, Jasper B. Sanfilippo resigned as the Chairman of the Board of Directors of John B. Sanfilippo & Son, Inc. (the “Registrant”). Mr. Sanfilippo will continue to serve on the Registrant’s Board of Directors as Chairman Emeritus. The Board of Directors then elected Jeffrey T. Sanfilippo, the Registrant’s Chief Executive Officer, as the new Chairman of the Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.
October 30, 2008	By:	/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer and Group President